UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2022

AMERICAN BATTERY TECHNOLOGY COMPANY

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

100 Washington Street, Suite 100
Reno, NV 89503

(Address of principal executive offices)

Tel: (775) 473-4744

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2022, the Board of Directors of American Battery Technology Company (“the “Company”) appointed Kimberly Eckert to serve as Chief Financial Officer of the Company.

Ms. Eckert, 44, has served as Vice President at Deutsche Bank in its Global Corporate Investment Banking, Natural Resources Metals & Mining group, where she worked with global and domestic metals and mining clients on M&A and financial initiatives. Subsequently, she served as Director of Strategic Development at Coeur Mining, where she worked to manage its capital structure and financial and strategic initiatives, and as a managing partner at Filsinger Energy Partners. Since 2019, she has served as an independent consultant, providing consulting services, including valuation, financial forecasting, capital raising alternatives, and other strategic finance related advice to start-ups and privately owned businesses. Since 2014, Ms. Eckert has also served as a Founder and Chief Executive Officer of Oats &, LLC, a natural foods wholesale and retail start-up.

There is no arrangement or understanding between Ms. Eckert and any other persons, pursuant to which she was selected as Chief Financial Officer. Ms. Eckert has not engaged in any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. There are no family relationships between Ms. Eckert and any director or executive officer of the Company.

Ms. Eckert will receive $250,000 annually, with the ability to receive additional compensation bonuses, subject to certain terms and conditions, as compensation for her duties as Chief Financial Officer of the Company. Ms. Eckert will serve as Chief Financial Officer until the next meeting of stockholders, or until her earlier death resignation, or removal.

Item 7.01 Regulation FD Disclosure

On April 25, 2022, the Company issued a press release announcing the appointment of Ms. Eckert as Chief Financial Officer.

A copy of the above-mentioned press release is attached herewith as Exhibit 99.1.

Item 9.01 Exhibits

Exhibit No.	Description

99.1	Press Release dated April 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: April 25, 2022	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer